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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 24, 2003

 COMMISSION       REGISTRANT; STATE OF INCORPORATION;           IRS EMPLOYER
FILE NUMBER          ADDRESS; AND TELEPHONE NUMBER           IDENTIFICATION NO.
-----------       -----------------------------------        ------------------
   1-9513               CMS ENERGY CORPORATION                 38-2726431
                       (A MICHIGAN CORPORATION)
                           ONE ENERGY PLAZA
                        JACKSON, MICHIGAN 49201
                            (517) 788-0550



   1-5611              CONSUMERS ENERGY COMPANY                  38-0442310
                       (A MICHIGAN CORPORATION)
                           ONE ENERGY PLAZA
                        JACKSON, MICHIGAN 49201
                            (517) 788-0550

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ITEM 5.  OTHER EVENTS

On October 24, 2003, CMS Energy Corporation ("CMS Energy") issued a news release that the CMS Energy Board of Directors announced a new compensation package for Ken Whipple, Chief Executive Officer of CMS Energy and Consumers Energy Company. This compensation package is embodied in an Amended and Restated Employment Agreement between Mr. Whipple and CMS Energy. Copies of the news release and the Amended and Restated Employment Agreement are attached as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS

10. First Amended and Restated Employment Agreement by and between CMS Energy and Kenneth Whipple

99.      CMS Energy's News Release dated October 24, 2003


This Form 8-K and the News Release contain "forward-looking statements", within the meaning of the safe harbor provisions of the federal securities laws. The "forward-looking statements" are subject to risks and uncertainties. They should be read in conjunction with the "CMS ENERGY FORWARD-LOOKING STATEMENTS, CAUTIONARY FACTORS AND UNCERTAINTIES" found in Item 1 of CMS Energy's Form 10-K/A filed on July 1, 2003 for the Fiscal Year Ended December 31, 2002 and the "CONSUMERS FORWARD--LOOKING STATEMENTS, CAUTIONARY FACTORS AND UNCERTAINTIES" found in Item 1 of Consumers' Form 10-K for the Fiscal Year Ended December 31, 2002 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                           CMS ENERGY CORPORATION

Dated:  October 24, 2003

                                           By:      /s/ Thomas J. Webb
                                                 -------------------------------
                                                 Thomas J. Webb
                                                 Executive Vice President and
                                                 Chief Financial Officer




                                           CONSUMERS ENERGY COMPANY

Dated:  October 24, 2003

                                           By:      /s/ Thomas J. Webb
                                                 -------------------------------
                                                 Thomas J. Webb
                                                 Executive Vice President and
                                                 Chief Financial Officer

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                                 EXHIBIT INDEX

EXHIBIT
  NO.
-------
10. First Amended and Restated Employment Agreement by and between CMS Energy and Kenneth Whipple

99.            CMS Energy's News Release dated October 24, 2003